                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 ----------

                                 FORM 8-K

                               CURRENT REPORT

                                 ----------

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                 ----------

    Date of Report (Date of earliest event reported):  September 10, 1996

                                 ----------

                    SENTO TECHNICAL INNOVATIONS CORPORATION
            (Exact name of registrant as specified in its charter)


             Utah                         0-6425                87-0284979
- -------------------------------     --------------------    -------------------

(State or other jurisdiction of     Commission File No.      (I.R.S. Employer
 Incorporation or organization)                              Identification No.)


                            311 North State Street
                               Orem, Utah 84057
                     ----------------------------------------
                     (Address of principal executive offices,
                              including zip code)

                                 (801)226-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                            SPIRE INTERNATIONAL CORP.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. CHANGE IN CORPORATE NAME; SPECIAL REPORT TO SHAREHOLDERS.

     This Current Report on Form 8-K is filed for the purpose of reporting the following events:

     A. CHANGE IN CORPORATION NAME. On September 10, 1996, at the Annual Meeting of Shareholders, the Registrant's shareholders approved a change in the corporate name to Sento Technical Innovations Corporation. The name change was made effective on September 10, 1996 by filing with the Utah Division of Corporations and Commercial Code an amendment to the Registrant's Articles of Incorporation.

     B. SPECIAL REPORT TO SHAREHOLDERS. On September 11, 1996, the Registrant began distribution to its shareholders of a Special Report to Shareholders. The full text of the Special Report to Shareholders is attached hereto as Exhibit 99.